UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 27, 2023

COLUMBIA SPORTSWEAR COMPANY
(Exact name of registrant as specified in its charter)

Oregon	000-23939	93-0498284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
14375 Northwest Science Park Drive
Portland, Oregon 97229
(Address of principal executive offices) (Zip code)
(503) 985-4000
(Registrant’s telephone number, including area code)
No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	COLM	Nasdaq Global Select Market
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On January 27, 2023, the Board of Directors (the “Board”) of Columbia Sportswear Company (the “Company”) approved and adopted amended and restated bylaws (the “2023 Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the 2023 Amended and Restated Bylaws:
•Enhance procedural mechanics and disclosure requirements in connection with shareholder nominations of directors at shareholder meetings (other than nominations pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), including, without limitation, by requiring:
◦additional background information and disclosures regarding proposing shareholders, proposed nominees and business, and other persons related to a shareholder’s solicitation of proxies;
◦any shareholder submitting a nomination notice to make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act;
◦a questionnaire, representation and agreement to furnish such information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as an independent director of the Company, or that could be material to a reasonable shareholder’s understanding of the independence and other qualifications, or lack thereof.
•Require that a shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white; and
•Allow for the exclusion of a shareholder nominee from the Company’s proxy materials if information provided by a shareholder or shareholder nominee to the Company or its shareholders is not true, correct, and complete in all material respects.

The 2023 Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the 2023 Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

3.2	2023 Amended and Restated Bylaws of Columbia Sportswear Company, effective January 27, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA SPORTSWEAR COMPANY

Dated: February 1, 2023	By:	/S/ PETER J. BRAGDON
Peter J. Bragdon
Executive Vice President, Chief Administrative Officer and General Counsel